Exhibit 10.1

FOURTH AMENDMENT TO CREDIT AGREEMENT

This FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of December 31, 2015 by and among UNILIFE MEDICAL SOLUTIONS, INC., a Delaware corporation (the “Borrower”), the other Creditor Obligors party hereto and ROS ACQUISITION OFFSHORE LP, a Cayman Islands exempted limited partnership (in its capacity as Lender and Collateral Agent, the “Lender”).

WHEREAS, the Borrower and the Lender are party to that certain Credit Agreement, dated as of March 12, 2014 (as amended on September 30, 2014, June 30, 2015 and October 13, 2015, and as further amended from time to time, the “Credit Agreement”), pursuant to which the Lender has extended credit to the Borrower on the terms set forth therein;

WHEREAS, the Borrower has requested that the Lender amend the Credit Agreement, as more fully described herein; and

WHEREAS, the Lender is willing to agree to such amendment, but only upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions; Loan Document. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement. This Amendment delivered in connection herewith shall constitute Loan Documents for all purposes of the Credit Agreement and the other Loan Documents. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

2. Amendments.

(a) Section 3.5 is hereby amended by adding the following sentences at the end of Section 3.5:

Notwithstanding the foregoing, solely with respect to the Interest Period ending December 31, 2015, interest that accrues on the Loans during the Interest Period ending December 31, 2015 shall be due and payable in cash on February 5, 2016, together with accrued, but unpaid, interest on such deferred amount from December 31, 2015 at the rate specified in Section 3.3.

3. Conditions to Effectiveness of Amendment. This Amendment shall become effective upon receipt by:

(a) the Lender of a counterpart signature to this Amendment duly executed and delivered by the Borrower and each of the other Credit Obligors,

(b) the Credit Obligors of a counterpart signature to this Amendment duly executed and delivered by the Lender, and

(c) the Lender or its counsel of reimbursement for all fees and out-of-pocket expenses incurred by the Lender in connection with this Amendment and all other like expenses remaining unpaid as of the date hereof.

4. Expenses. The Borrower agrees to pay on demand all expenses of the Lender (including, without limitation, the fees and out-of-pocket expenses of Covington & Burling LLP, counsel to the Lender, and of local counsel, if any, who may be retained by or on behalf of the Lender) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other expenses of the Lender remaining unpaid as of the date hereof.

5. Representations and Warranties. The Credit Obligors represent and warrant to the Lender as follows:

(a) After giving effect to this Amendment, the representations and warranties of the Borrower and the Guarantors contained in the Credit Agreement or any other Loan Document (other than Section 6.14 of the Credit Agreement) shall except as disclosed in the disclosure letter dated the date hereof and delivered to the Lender on the date hereof, (i) with respect to representations and warranties that contain a materiality qualification, be true and correct in all respects on and as of the date hereof, and (ii) with respect to representations and warranties that do not contain a materiality qualification, be true and correct in all material respects on and as of the date hereof, and except that the representations and warranties limited by their terms to a specific date shall be true and correct as of such date.

(b) After giving effect to this Amendment, no Default or Event of Default has occurred or is continuing.

(c) (i) Each Credit Obligor has taken all necessary action to authorize the execution, delivery and performance of this Amendment; (ii) this Amendment has been duly executed and delivered by the Credit Obligors and constitutes each of the Credit Obligors’ legal, valid and binding obligations, enforceable in accordance with its terms (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by principles of equity), and (iii) no authorization or other action by, and no notice to or filing with, any Governmental Authority or other Person is required for the due execution, delivery or performance by any Credit Obligor of this Amendment.

(d) At the date of this Amendment, none of the Collateral (as defined in the General Security Deed) is located, or taken for the purposes of any stamp duty law to be located, in New South Wales.

6. No Implied Amendment or Waiver. Except as expressly set forth in this Amendment, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Lender under the Credit Agreement or the other Loan Documents, or alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Credit Agreement or the other Loan Documents, all of which shall continue in full force and effect. Nothing in this Amendment shall be construed to imply any willingness on the part of the Lender to agree to or grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents.

7. Reaffirmation of Security Interests. The Credit Obligors (i) affirm that each of the security interests and liens granted in or pursuant to the Loan Documents are valid and subsisting and (ii) agree that this Amendment shall in no manner impair or otherwise adversely affect any of the security interests and liens granted in or pursuant to the Loan Documents.

8. Reaffirmation of Guarantee. Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantor’s obligations under the Loan Documents.

9. Press Release. No Credit Obligor shall, and each Credit Obligor shall instruct its Affiliates not to, issue a press release or other public announcement or otherwise make any public disclosure with respect to this Amendment or the subject matter hereof without the prior consent of the Lender (which consent shall not be unnecessarily withheld or delayed), except as may be required by applicable Law (in which case the Credit Obligor required to make the release or statement shall allow the Lender reasonable time to comment on such release or statement in advance of such issuance).

10. Waiver and Release. TO INDUCE THE LENDER TO AGREE TO THE TERMS OF THIS AMENDMENT, EACH CREDIT OBLIGOR REPRESENTS AND WARRANTS THAT AS OF THE DATE HEREOF THERE ARE NO CLAIMS OR OFFSETS AGAINST OR RIGHTS OF RECOUPMENT WITH RESPECT TO OR DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH IT:

(a) WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE HEREOF; AND

(b) RELEASES AND DISCHARGES THE LENDER, ITS AFFILIATES AND ITS AND THEIR OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS AND ATTORNEYS (COLLECTIVELY THE “RELEASED PARTIES”) FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH THE BORROWER EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

11. Counterparts; Governing Law. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of such when so executed and delivered shall be an original, but all of such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by fax transmission or other electronic mail transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

EXECUTED as a deed by each Australian Subsidiary.

UNILIFE MEDICAL SOLUTIONS, INC.		UNILIFE CORPORATION

By:	/s/ John C. Ryan	By:	/s/ John C. Ryan
Name:	John C. Ryan	Name:	John C. Ryan
Title:	Senior Vice President, General Counsel and Secretary	Title:	Senior Vice President, General Counsel and Secretary

UNILIFE CROSS FARM LLC

		By:	/s/ John C. Ryan
		Name:	John C. Ryan
		Title:	Senior Vice President, General Counsel and Secretary

Executed by Unilife Medical Solutions Pty Limited in accordance with Section 127 of the Corporations Act 2001

/s/ Alan Shortall	←	/s/ Ramin Mojdeh	←
Signature of director		Signature of director

Alan Shortall		Ramin Mojdeh
Name of director (print)		Name of director (print)

Signature Page to Fourth Amendment to Credit Agreement

Executed by Unitract Syringe Pty Ltd in accordance with Section 127 of the Corporations Act 2001

/s/ Alan Shortall	←	/s/ Ramin Mojdeh	←
Signature of director		Signature of director

Alan Shortall		Ramin Mojdeh
Name of director (print)		Name of director (print)

Signature Page to Fourth Amendment to Credit Agreement

ROS ACQUISITION OFFSHORE LP, as the Lender
By OrbiMed Advisors LLC, its investment manager

By:	/s/ Samuel D. Isaly
Name:	Samuel D. Isaly
Title:	Managing Member

Signature Page to Fourth Amendment to Credit Agreement